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                              [COMPANY LETTERHEAD]


                         INDEPENDENT AUDITOR'S CONSENT

  We hereby consent to the incorporation by reference in the January 10, 1997 Registration Statement on Form S-4 (Registration No. 333) of our report dated January 27 ,1996, which appears on page F-1 of the annual report on Form 10-K of Esquire Communications LTD. for the year ended December 31, 1995.



                               FREED MAXICK SACHS & MURPHY, P.C.


Buffalo, New York
January 9, 1997




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